UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   June 28, 2012

BLUE WATER VENTURES INTERNATIONAL, INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	333-120967 (Commission File Number)	20-1204606 (I.R.S. Employer Identification No.)
1765 Country Walk Drive, Fleming Island, FL (Address of principal executive offices)		32003 (Zip Code)

Registrant’s telephone number, including area code  904-215-7601

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Explanatory Note:

This Form 8-K is being filed to amend Form 8-K filed on June 21, 2012 to submit the letter from the Company’s former auditors HKCMCPA Company Limited.

Item 4.01    Changes in Registrant’s Certifying Accountant

Incorporated by reference from the Company’s Form 8-K filed on June 21, 2012.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

16.1 Letter from HKCMCPA Company Limited dated June 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Water Ventures International, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

BLUE WATER VENTURES INTERNATIONAL, INC.

Dated: June 29, 2012	By /s/ W. Keith Webb
W. Keith Webb, President and Chief Executive Officer